UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2006

Principal Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa	001-32109	42-0127290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 High Street, Des Moines, Iowa (Address of principal executive offices)	50392-0001 (Zip Code)
Registrant’s telephone number, including area code: (515) 247-1111
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Note Issued by the Trust
Opinion of Nora M. Everett
Opinion of Sidley Austin LLP
Opinion of John D. Schmidt
Funding Agreement
Guarantee Issued by Principal Financial Group, Inc.

Item 9.01. Financial Statements and Exhibits
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-129763 and 333-129763-01), as amended, of Principal Life Insurance Company and Principal Financial Group, Inc., filed with the Securities and Exchange Commission on November 16, 2005 and amended on December 22, 2005, January 25, 2006 and February 14, 2006.
       (c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of September 15, 2006, relating to Principal Life Income Fundings Trust 2006-61.

Exhibit 4.2	Notes issued by the Trust, dated as if September 20, 2006.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of September 20, 2006.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of September 20, 2006.

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL LIFE INSURANCE COMPANY (Registrant)
Date: September 20, 2006	By:	/s/ Karen A. Pearston
		Name:	Karen A. Pearston
		Title:	Second Vice President and Counsel

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EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 4.1	Omnibus Instrument, dated as of September 15, 2006, relating to Principal Life Income Fundings Trust 2006-61.

Exhibit 4.2	Notes issued by the Trust, dated as if September 20, 2006.

Exhibit 5.1	Opinion of Nora M. Everett, internal counsel for Principal Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin LLP, counsel to Principal Life Insurance Company and Principal Financial Group, Inc.

Exhibit 8	Opinion of John D. Schmidt, internal counsel for Principal Life Insurance Company (re: tax matters).

Exhibit 10.1	Funding Agreement issued by Principal Life Insurance Company to the Trust, dated as of September 20, 2006.

Exhibit 10.2	Guarantee issued by Principal Financial Group, Inc., dated as of September 20, 2006.

Exhibit 23.1	Consent of Nora M. Everett, internal counsel to Principal Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of John D. Schmidt, internal counsel for Principal Life Insurance Company (included in Exhibit 8).

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